Exhibit 99

JOINT FILER INFORMATION

Joint Filer Name:		Bessec Ventures IV L.P.
Relationship to Issuer:		10% Owner
Address:		1865 Palmer Avenue Larchmont, NY 10538
Designated Filer:		Bessemer Venture Partners IV L.P.
Date of Event Requiring Statement:		5/25/04
Issuer Name and Ticker or Trading Symbol:		Blue Nile, Inc. (NILE)

Signature		Bessec Ventures IV L.P.
	By:	Deer IV & Co. LLC Its General Partner

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Manager

Joint Filer Name:		Deer IV & Co. LLC
Relationship to Issuer:		10% Owner, as general partner of BVP IV and Bessec IV (the reporting person disclaims beneficial ownership of the reported securities except to the extent of its pecuniary interest therein)
Address:		1865 Palmer Avenue Larchmont, NY 10538
Designated Filer:		Bessemer Venture Partners IV L.P.
Date of Event Requiring Statement:		5/25/04
Issuer Name and Ticker or Trading Symbol:		Blue Nile, Inc. (NILE)

Signature		Deer IV & Co. LLC

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Manager

Joint Filer Name:		William T. Burgin
Relationship to Issuer:

10% Owner, as managing member of Deer IV, the general partner of BVP IV and Bessec IV (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:		1865 Palmer Avenue Larchmont, NY 10538
Designated Filer:		Bessemer Venture Partners IV L.P.
Date of Event Requiring Statement:		5/25/04
Issuer Name and Ticker or Trading Symbol:		Blue Nile, Inc. (NILE)

Signature		William T. Burgin

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Attorney-in-Fact

Joint Filer Name:		David J. Cowan
Relationship to Issuer:

10% Owner, as managing member of Deer IV, the general partner of BVP IV and Bessec IV (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:		1865 Palmer Avenue Larchmont, NY 10538
Designated Filer:		Bessemer Venture Partners IV L.P.
Date of Event Requiring Statement:		5/25/04
Issuer Name and Ticker or Trading Symbol:		Blue Nile, Inc. (NILE)

Signature		David J. Cowan

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Attorney-in-Fact

Joint Filer Name:		Christopher F. O. Gabrieli
Relationship to Issuer:

10% Owner, as managing member of Deer IV, the general partner of BVP IV and Bessec IV (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:		1865 Palmer Avenue Larchmont, NY 10538
Designated Filer:		Bessemer Venture Partners IV L.P.
Date of Event Requiring Statement:		5/25/04
Issuer Name and Ticker or Trading Symbol:		Blue Nile, Inc. (NILE)

Signature		Christopher F. O. Gabrieli

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Attorney-in-Fact

Joint Filer Name:		G. Felda Hardymon
Relationship to Issuer:

10% Owner, as managing member of Deer IV, the general partner of BVP IV and Bessec IV (the reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein)

Address:		1865 Palmer Avenue Larchmont, NY 10538
Designated Filer:		Bessemer Venture Partners IV L.P.
Date of Event Requiring Statement:		5/25/04
Issuer Name and Ticker or Trading Symbol:		Blue Nile, Inc. (NILE)

Signature		G. Felda Hardymon

	By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Attorney-in-Fact